UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2007

OUTBACK ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-129664	98-0470356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Marine Drive, Suite 210 Blaine, Washington 98230
(Address of principal executive offices)

(360) 332-0905
(Registrant’s telephone number, including area code)

#2-630 2nd Ave. Saskatoon
Saskatchewan, S7K-2C8 Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 12, 2007, our Board of Directors appointed G. Leigh Lyons as a member of the Board to fill a vacancy on the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBACK ENERGY CORPORATION

Dated: December 18, 2007	/s/ Denny Mee
Denny Mee, Chief Financial Officer